SERIES 2004-1


                 TRANSITION PROPERTY PURCHASE AND SALE AGREEMENT


                                     BETWEEN


                TXU ELECTRIC DELIVERY TRANSITION BOND COMPANY LLC
                                     ISSUER


                                       AND


                          TXU ELECTRIC DELIVERY COMPANY
                                     SELLER


                            DATED AS OF JUNE 7, 2004


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                                TABLE OF CONTENTS


                                                                            Page

ARTICLE I.    DEFINITIONS......................................................1
     SECTION 1.01   Definitions................................................1
     SECTION 1.02   Other Definitional Provisions..............................2

ARTICLE II.   CONVEYANCE OF THE SERIES 2004-1 TRANSITION PROPERTY..............3
     SECTION 2.01   Conveyance of the Series 2004-1
                    Transition Property........................................3
     SECTION 2.02   Conveyance of Additional Transition Property...............3
     SECTION 2.03   Conditions to Conveyance of the Series 2004-1
                    Transition Property........................................4

ARTICLE III.  REPRESENTATIONS AND WARRANTIES OF THE SELLER.....................5
     SECTION 3.01   Organization and Good Standing.............................5
     SECTION 3.02   Due Qualification..........................................5
     SECTION 3.03   Power and Authority........................................5
     SECTION 3.04   Binding Obligation.........................................5
     SECTION 3.05   No Violation...............................................6
     SECTION 3.06   No Proceedings.............................................6
     SECTION 3.07   Approvals..................................................6
     SECTION 3.08   The Series 2004-1 Transition Property......................7
     SECTION 3.09   Limitations on Representations and Warranties.............11

ARTICLE IV.   COVENANTS OF THE SELLER.........................................11
     SECTION 4.01   Existence.................................................11
     SECTION 4.02   No Liens..................................................11
     SECTION 4.03   Delivery of Collections...................................11
     SECTION 4.04   Notice of Liens...........................................12
     SECTION 4.05   Compliance with Law.......................................12
     SECTION 4.06   Covenants Related to Bonds and the Series 2004-1
                    Transition Property.......................................12
     SECTION 4.07   Protection of Title.......................................13
     SECTION 4.08   Nonpetition Covenants.....................................14
     SECTION 4.09   Taxes.....................................................14
     SECTION 4.10   The Series 2004-1 Issuance Advice Letter..................14
     SECTION 4.11   Tariff....................................................14
     SECTION 4.12   Maintenance of Operations.................................14
     SECTION 4.13   Notice of Breach to Rating Agencies, Etc..................15
     SECTION 4.14   Use of Proceeds...........................................15
     SECTION 4.15   Further Assurances........................................15

ARTICLE V.    THE SELLER......................................................15
     SECTION 5.01   Liability of Seller; Indemnities..........................15


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     SECTION 5.02   Merger, Conversion or Consolidation of, or
                    Assumption of the Obligations of, Seller..................17
     SECTION 5.03   Conversion of the Seller to a Limited Liability
                    Company...................................................18
     SECTION 5.04   Limitation on Liability of Seller and Others..............18

ARTICLE VI.   MISCELLANEOUS PROVISIONS........................................18
     SECTION 6.01   Amendment.................................................18
     SECTION 6.02   PUCT Condition............................................19
     SECTION 6.03   Notices...................................................20
     SECTION 6.04   Assignment................................................22
     SECTION 6.05   Limitations on Rights of Third Parties....................22
     SECTION 6.06   Severability..............................................22
     SECTION 6.07   Separate Counterparts.....................................22
     SECTION 6.08   Headings..................................................22
     SECTION 6.09   Governing Law.............................................22
     SECTION 6.10   Assignment to Indenture Trustee...........................22
     SECTION 6.11   Limitation of Liability...................................22
     SECTION 6.12   Waivers...................................................23


EXHIBITS
--------
Exhibit A     Form of Bill of Sale



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         This SERIES 2004-1 TRANSITION PROPERTY PURCHASE AND SALE AGREEMENT
(this "Agreement"), dated as of June 7, 2004, is between TXU Electric Delivery Transition Bond Company LLC (formerly known as Oncor Electric Delivery Transition Bond Company LLC), a Delaware limited liability company (the "Issuer"), and TXU Electric Delivery Company (formerly known as Oncor Electric Delivery Company), a Texas corporation (together with its successors in interest to the extent permitted hereunder, the "Seller").

                                    RECITALS

         WHEREAS, the Issuer desires to purchase the Series 2004-1 Transition Property (as defined herein) created pursuant to the Securitization Law and the Financing Order;

         WHEREAS, the Seller is willing to sell Series 2004-1 Transition Property to the Issuer pursuant to the Securitization Law and the Financing Order;

         WHEREAS, the Issuer, in order to finance the purchase of Series 2004-1 Transition Property, will issue the Series 2004-1 Bonds under the Indenture; and

         WHEREAS, the Issuer, in order to secure its obligations under the Series 2004-1 Bonds and the Indenture, will pledge, among other things, all right, title and interest of the Issuer in, to and under the Series 2004-1 Transition Property and this Agreement to the Indenture Trustee for the benefit of the Series 2004-1 Bondholders.

         NOW, THEREFORE, in consideration the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I.
                                   DEFINITIONS

         SECTION 1.01 Definitions. (a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in Appendix A to the Indenture dated as of August 21, 2003 between the Issuer and The Bank of New York, as Indenture Trustee, as supplemented by the Series 2003-1 Supplement thereto and by the Series 2004-1 Supplement thereto, and as may be further amended, supplemented or modified from time to time.

         (b) Whenever used in this Agreement, the following words and phrases shall have the following meanings:

         "Bill of Sale" means a bill of sale substantially in the form of Exhibit A hereto delivered pursuant to Section 2.03(a).

         "Indemnified Person" has the meaning specified in Section 5.01(g).

         "Losses" has the meaning specified in Section 5.01(d).

         "Issuer" has the meaning set forth in the preamble of this Agreement.

         "Seller" has the meaning set forth in the preamble of this Agreement.


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         "Series 2004-1 Bonds" means the Series 2004-1 Transition Bonds issued under the Series 2004-1 Supplement.

         "Series 2004-1 Capital Subaccount" means the Capital Subaccount established with respect to the Series 2004-1 Bonds by the Series 2004-1 Supplement.

         "Series 2004-01 Collateral" means the Collateral securing the Series 2004-1 Bonds under the Indenture.

         "Series 2004-1 Holder" or "Series 2004-1 Bondholder" means a person in whose name a Series 2004-1 Bond is registered on the Securities Register.

         "Series 2004-1 Issuance Advice Letter" means the Issuance Advice Letter filed with the PUCT in connection with the Series 2004-1 Transition Charges and the Series 2004-1 Bonds.

         "Series Overcollateralization Account" means the Overcollateralization Account established with respect to the Series 2004-1 Bonds by the Series 2004-1 Supplement.

         "Series 2004-1 Supplement" means the Series 2004-1 Supplement to the Indenture, dated June 7, 2004.

         "Series 2004-1 Transition Property" means the Transition Property sold, transferred, assigned, set over and conveyed by the Seller to the Issuer as of the Closing Date pursuant to this Agreement and identified on Schedule I to the Bill of Sale.

         "Series 2004-1 Transition Charges" shall have the meaning set forth in the Servicing Agreement.

         "Servicing Agreement" means the Series 2004-1 Transition Property Servicing Agreement between the Issuer and TXU Electric Delivery Company dated as of the date hereof.

         SECTION 1.02  Other Definitional Provisions.

         (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) The words "hereof," "herein," "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (c) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.

         (d) Non-capitalized terms used herein that are defined in the Utilities Code shall, as the context requires, have the meanings assigned to such terms in


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the Utilities Code, but without giving effect to amendments to the Utilities
Code after the date hereof that have a material adverse effect on the Issuer or the Series 2004-1 Holders.

                                   ARTICLE II.
               CONVEYANCE OF THE SERIES 2004-1 TRANSITION PROPERTY

         SECTION 2.01  Conveyance of the Series 2004-1 Transition Property.
(a) In consideration of the Issuer's delivery to or upon the order of the Seller of $783,547,281.58, subject to the conditions specified in Section 2.03, the Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse or warranty, except as set forth herein, all right, title and interest of the Seller in, to and under the Series 2004-1 Transition Property (such sale, transfer, assignment, setting over and conveyance of the Series 2004-1 Transition Property includes, to the fullest extent permitted by the Securitization Law, the right to impose, collect and receive Series 2004-1 Transition Charges and the assignment of all revenues, collections, claims, rights, payments, money or proceeds of or arising from the Transition Charges related to the Series 2004-1 Transition Property, as the same may be adjusted from time to time). Such sale, transfer, assignment, setting over and conveyance is hereby expressly stated to be a sale and, pursuant to
Section 39.308 of the Securitization Law, shall be treated as an absolute transfer of all of the Seller's right, title and interest in, to and under (as in a true sale), and not as a pledge or other financing of, the Series 2004-1 Transition Property. The Seller and the Issuer agree that after giving effect to the sale, transfer, assignment, setting over and conveyance contemplated hereby the Seller has no right, title or interest in, to or under the Series 2004-1 Transition Property to which a security interest could attach because (i) it has sold, transferred, assigned, set over and conveyed all right, title and interest in, to and under the Series 2004-1 Transition Property to the Issuer, (ii) as provided in Section 39.304 of the Securitization Law, such rights are only contract rights until the time of such sale, transfer, assignment, setting over and conveyance and (iii) as provided in Section 39.309(c) of the Securitization Law, appropriate notice has been filed and such sale transfer assignment, setting over and conveyance is perfected against all third parties, including subsequent judicial or other lien creditors. If such sale, transfer, assignment, setting over and conveyance is held by a court of competent jurisdiction not to be a true sale as provided in Section 39.308 of the Securitization Law, then such sale, transfer, assignment, setting over and conveyance shall be treated as the creation of a security interest (within the meaning of the Securitization Law and the UCC) in the Series 2004-1 Transition Property and, without prejudice to its position that it has absolutely transferred all of its rights in the Series 2004-1 Transition Property to the Issuer, the Seller hereby grants a security interest in the Series 2004-1 Transition Property to the Issuer (and, to the extent necessary to qualify the grant as a security interest under the Securitization Law, to the Indenture Trustee for the benefit of the Series 2004-1 Bondholders).

         (b) Subject to Section 2.03, the Issuer does hereby purchase the Series 2004-1 Transition Property from the Seller for the consideration set forth in
Section 2.01(a) above.

         SECTION 2.02  Conveyance of Additional Transition Property. The
Seller sold, transferred, assigned, set over and conveyed additional Transition Property to the Issuer pursuant to the Series 2003-1 Transition Property Purchase and Sale Agreement between the Seller and the Issuer, dated as of August 21, 2003 (the "Series 2003-1 Sale Agreement"). The Seller may from time


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to time offer to sell, transfer, assign, set over and convey further additional
Transition Property to the Issuer, pursuant to a separate transition property purchase and sale agreement.

         SECTION 2.03 Conditions to Conveyance of the Series 2004-1 Transition Property. The obligation of the Issuer to purchase Series 2004-1 Transition Property on the date hereof shall be subject to the satisfaction or waiver by the Issuer of each of the following conditions:

         (a) on or prior to the date hereof, the Seller shall have delivered to the Issuer a duly executed Bill of Sale identifying the Series 2004-1 Transition Property to be conveyed on the Closing Date;

         (b) on or prior to the date hereof, the Seller shall have received the Financing Order creating the Series 2004-1 Transition Property;

         (c) as of the date hereof, (i) the Issuer shall have sufficient funds available to pay the purchase price for the Series 2004-1 Transition Property and (ii) all conditions to the issuance of the Series 2004-1 Bonds to set forth in the Indenture shall have been satisfied or waived;

         (d) on or prior to the date hereof, the Seller shall have taken all action required to transfer to the Issuer ownership of the Series 2004-1 Transition Property to be conveyed on such date, free and clear of all Liens other than Liens created by the Issuer pursuant to the Indenture; and the Issuer or the Servicer on behalf of the Issuer, shall have taken any action required for the Issuer to grant to the Indenture Trustee a first priority perfected security interest in the Series 2004-1 Collateral and maintain such security interest as of such date;

         (e) on or prior to the date hereof, the Seller shall have provided the Issuer and the Rating Agencies with a timely Addition Notice;

         (f) the Seller shall have delivered to the Rating Agencies and the Issuer any Opinions of Counsel required by the Rating Agencies;

         (g) the Seller shall have received and delivered to the Issuer and the Indenture Trustee: (i) an opinion of outside tax counsel (as selected by the Seller, and in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee) to the effect that the Issuer will not be subject to United States federal income tax as an entity separate from its sole owner and that the Series 2004-1 Bonds will be treated as debt of the Issuer's sole owner for United States federal income tax purposes; (ii) an opinion of outside tax counsel (as selected by the Seller, and in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee) or, if the Seller so chooses, a ruling from the Internal Revenue Service, in either case to the effect that, for United States federal income tax purposes, the issuance of the Series 2004-1 Bonds will not result in gross income to the Seller; and (iii) an opinion of outside tax counsel (as selected by the Seller, and in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee) to the effect that such issuance will not adversely affect the characterization of any then outstanding Bonds as debt obligations of the Issuer's sole owner for United States federal income tax purposes. The opinions of outside tax counsel described above may, if the Seller so chooses, be conditioned on the receipt by the Seller of one or more letter rulings from the Internal Revenue Service and in rendering such opinion outside tax counsel shall be entitled to rely on the


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rulings contained in such letter ruling and to rely on the representations made, and information supplied, to the Internal Revenue Service in connection with such letter rulings;

(h) on and as of the date hereof, each of the LLC Agreement, the Servicing Agreement, this Agreement, the Indenture, the Financing Order, any Tariff authorizing the collection of the Series 2004-1 Transition Charges and the Securitization Law shall be in full force and effect; and

(i) the Seller shall have delivered to the Indenture Trustee and the Issuer an Officers' Certificate confirming the satisfaction of each relevant condition precedent specified in this Section 2.03.

                                  ARTICLE III.
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

         Subject to Section 3.09, the Seller makes the following representations and warranties as of the date hereof, and the Seller acknowledges that the Issuer has relied thereon in acquiring the Series 2004-1 Transition Property. The representations and warranties shall survive the sale and transfer of Series 2004-1 Transition Property to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture. The Seller agrees that the Issuer will have the right to assign the right to enforce the following representations and warranties to the Indenture Trustee for the benefit of the Series 2004-1 Bondholders. The Seller agrees that the representations and warranties inure to the benefit of the Issuer and the Indenture Trustee for the benefit of the Series 2004-1 Bondholders.

         SECTION 3.01 Organization and Good Standing. The Seller is duly organized and validly existing and is in good standing under the laws of the state of its organization, with the requisite corporate power and authority to own its properties as such properties are currently owned and to conduct its business as such business is now conducted by it, and has the requisite corporate power and authority to obtain the Financing Order and own, sell and transfer the Series 2004-1 Transition Property.

         SECTION 3.02 ....Due Qualification. The Seller is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, licenses or approvals (except where the failure to so qualify or obtain such licenses and approvals would not be reasonably likely to have a material adverse effect on the Seller's business, operations, assets, revenues or properties).

         SECTION 3.03 ....Power and Authority. The Seller has the requisite corporate power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller under its organizational or governing documents and laws.

         SECTION 3.04  Binding Obligation. This Agreement and the Bill of
Sale delivered on the date hereof constitute the legal, valid and binding obligations of the Seller enforceable against it in accordance with their terms,


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subject to applicable insolvency, reorganization, moratorium, fraudulent transfer and other laws relating to or affecting creditors' or secured parties' rights generally from time to time in effect and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law.

         SECTION 3.05 No Violation. The consummation of the transactions contemplated by this Agreement and the Bill of Sale delivered on the date hereof and the fulfillment of the terms hereof do not:

         (a) conflict with or result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the Seller's organizational documents, or any indenture or other agreement or instrument to which the Seller is a party or by which it or any of its property is bound;

         (b) result in the creation or imposition of any Lien upon any of the Seller's properties pursuant to the terms of any such indenture, agreement or other instrument (other than any Lien that may be granted under the Basic Documents or any Lien created pursuant to Section 39.309 of the Securitization
Law); or

         (c) violate any existing law or any existing order, rule or regulation applicable to the Seller of any Governmental Authority having jurisdiction over the Seller or its properties.

         SECTION 3.06 No Proceedings. There are no proceedings pending and, to the Seller's knowledge, there are no proceedings threatened and, to the Seller's knowledge, there are no investigations pending or threatened, before any Governmental Authority having jurisdiction over the Seller or its properties involving or relating to the Seller or the Issuer or, to the Seller's knowledge, any other Person:

         (a) asserting the invalidity of the Securitization Law, the Financing Order, this Agreement, any of the other Basic Documents or the Series 2004-1 Bonds;

         (b) seeking to prevent the issuance of the Series 2004-1 Bonds or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents;

         (c) seeking a determination or ruling that could reasonably be expected to materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of the Securitization Law, the Financing Order, this Agreement, any of the other Basic Documents or the Series 2004-1 Bonds; or

         (d) seeking to adversely affect the federal income tax or state income or franchise tax classification of the Series 2004-1 Bonds as debt.

         SECTION 3.07 Approvals. No approval, authorization, consent, order or other action of, or filing with, any Governmental Authority is required in connection with the execution and delivery by the Seller of this Agreement, the performance by the Seller of the transactions contemplated hereby or the fulfillment by the Seller of the terms hereof, except those that have been obtained or made and those that the Seller, in its capacity as Servicer under


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the Servicing Agreement, is required to make in the future pursuant to the
Servicing Agreement, including, but not limited to the filing of financing statements and continuation statements under the UCC and the requisite notices required to be filed with the Secretary of State of the State of Texas in accordance with the Financing Order and the Securitization Law.

         SECTION 3.08  The Series 2004-1 Transition Property.

         (a) Information. Subject to subsection (f) below, on the date hereof, all written information, as amended or supplemented from time to time, provided by the Seller to the Issuer with respect to the Series 2004-1 Transition Property (including the Expected Amortization Schedule for the Series 2004-1 Bonds, the Financing Order and the Series 2004-1 Issuance Advice Letter) is true and correct in all material respects.

         (b) Title. It is the intention of the parties hereto that (other than for United States federal income tax purposes and, to the extent consistent with applicable state tax law, state income and franchise tax purposes) the transfers and assignments herein contemplated each constitute a sale and absolute transfer of the Series 2004-1 Transition Property from the Seller to the Issuer and that no interest in, or right or title to, the Series 2004-1 Transition Property shall be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No portion of the Series 2004-1 Transition Property has been sold, transferred, assigned or pledged or otherwise conveyed by the Seller to any Person other than the Issuer, and no security agreement, financing statement or equivalent security or lien instrument listing the Seller as debtor covering all or any part of the Series 2004-1 Transition Property is on file or of record in any jurisdiction, except such as may have been filed, recorded or made in favor of the Issuer or the Indenture Trustee in connection with the Basic Documents. The Seller has not authorized the filing of and is not aware (after due inquiry) of any financing statement with the Seller as the debtor that includes a description of collateral including the Series 2004-1 Transition Property other than any financing statement filed, recorded or made in favor of the Issuer or the Indenture Trustee in connection with the Basic Documents. The Seller is not aware (after due inquiry) of any judgment or tax lien filings against either the Seller or the Issuer that could affect the Series 2004-1 Transition Property. On the date hereof, immediately prior to the sale of the Series 2004-1 Transition Property hereunder, the Seller owns the rights and interests under the Financing Order free and clear of all Liens and rights of any other Person, and no offsets, defenses or counterclaims exist or have been asserted with respect thereto.

         (c) Transfer Filings. On the date hereof, immediately upon the sale hereunder, the Series 2004-1 Transition Property shall be validly transferred and sold to the Issuer, the Issuer shall own all such Series 2004-1 Transition Property free and clear of all Liens (except for any Lien created in favor of the Series 2004-1 Holders pursuant to Section 39.309 of the Securitization Law or any Lien that may be granted under the Basic Documents) and all filings to be made by the Seller (including filings with the Secretary of State of the State of Texas under the Securitization Law) necessary in any jurisdiction to give the Issuer a perfected ownership interest (subject to any Lien created in favor of the Series 2004-1 Holders pursuant to Section 39.309 of the Securitization Law and any Lien that may be granted under the Basic Documents) in the Series 2004-1 Transition Property have been made. No further action is required to maintain such ownership interest (subject to any Lien created in favor of the Series 2004-1 Holders pursuant to Section 39.309 of the Securitization Law and any Lien


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that may be granted under the Basic Documents) and to give the Indenture Trustee a first priority perfected security interest in the Series 2004-1 Transition Property. Filings have also been made to perfect the security interest in the Series 2004-1 Transition Property granted by the Seller to the Issuer (subject to any Lien created in favor of the Series 2004-1 Holders pursuant to Section
39.309 of the Securitization Law and any Lien that may be granted under the Basic Documents) and, to the extent necessary, the Indenture Trustee pursuant to
Section 2.01.

         (d) Financing Order, Series 2004-1 Issuance Advice Letter and Tariff; Other Approvals. On the date hereof, under the laws of the State of Texas (including the Securitization Law) and the United States in effect on the Closing Date, (i) the Financing Order pursuant to which the rights and interests of the Seller have been created, including the right to impose, collect and receive the Series 2004-1 Transition Charge, and the interest in, to and under the Series 2004-1 Transition Property transferred on such date, is Final and is in full force and effect; (ii) as of the issuance of the Series 2004-1 Bonds, the Series 2004-1 Bonds are entitled to the protection of the Securitization Law and, accordingly, the Financing Order, the Series 2004-1 Transition Charges and the Series 2004-1 Issuance Advice Letter are not revocable by the PUCT; (iii) the related Tariff is in full force and effect and is not subject to modification by the PUCT except as provided under Section 39.307 of the Securitization Law; (iv) the process by which the Financing Order creating the Series 2004-1 Transition Property was adopted and approved, and such Financing Order, Series 2004-1 Issuance Advice Letter and the related Tariff themselves, comply with all applicable laws, rules and regulations; (v) the Series 2004-1 Issuance Advice Letter and the related Tariff relating to the Series 2004-1 Transition Property have been filed in accordance with the Financing Order creating the Series 2004-1 Transition Property and an officer of the Seller has provided the certification to the PUCT required by the Series 2004-1 Issuance Advice Letter; and (vi) no other approval, authorization, consent, order or other action of, or filing with any Governmental Authority is required in connection with the creation of the Series 2004-1 Transition Property, except those that have been obtained or made.

         (e) State Action. Under the Securitization Law, the State of Texas (including the PUCT) has pledged that it will not take or permit any action that would impair the value of the Series 2004-1 Transition Property, or, except as permitted by Section 39.307 of the Securitization Law, reduce, alter or impair the Series 2004-1 Transition Charges relating to the Series 2004-1 Transition Property until the principal, interest and premium and any other charges incurred and contracts to be performed in connection with the Series 2004-1 Bonds relating to the Series 2004-1 Transition Property have been paid and performed in full. Under the laws of the State of Texas and the United States, Holders of the Series 2004-1 Bonds could successfully challenge under the Federal Contract Clause and the Texas Contract Clause the constitutionality of any legislation passed by the State of Texas, including the PUCT, which becomes law that repeals or amends the Securitization Law in such a manner that substantially impairs the value of the rights of the Holders of the Series 2004-1 Bonds or the Series 2004-1 Transition Charges prior to the time that the Series 2004-1 Bonds are fully paid and discharged, unless it were determined that such repeal or amendment was a legitimate and reasonable exercise of the State of Texas' sovereign powers and reasonable and necessary to serve a significant and legitimate public purpose. A court would conclude that adverse action by the Texas Legislature or the PUCT that repeals the State of Texas' pledge to the Series 2004-1 Bondholders or otherwise adversely affects the Series 2004-1 Transition Property would constitute a compensable taking under the Takings Clauses of the United States and Texas Constitutions, if the court


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determines that such action is an intentional action by the Texas Legislature or the PUCT, effects a regulatory taking of the Series 2004-1 Transition Property and is for public use. There is no assurance, however, that, even if a court were to award just compensation it would be sufficient to pay the full amount of principal and interest on the Series 2004-1 Bonds.

         (f) Assumptions. Based upon the information available to the Seller on the date hereof, the assumptions used in calculating the Series 2004-1 Transition Charges are reasonable and made in good faith. Notwithstanding the foregoing, the Seller makes no representation or warranty, express or implied, that the assumptions used in calculating the Series 2004-1 Transition Charges will in fact be realized.

         (g) Creation of the Series 2004-1 Transition Property. Upon the effectiveness of the Financing Order, the Series 2004-1 Issuance Advice Letter and the Tariff with respect to the Series 2004-1 Transition Property and the transfer of the Series 2004-1 Transition Property pursuant to this Agreement:

              (i) the rights and interests of the Seller under the Financing Order, including the right to impose, collect and receive the Series 2004-1 Transition Charges authorized in the Financing Order, will become Transition Property;

              (ii) the Series 2004-1 Transition Property will constitute a present property right vested in the Issuer;

              (iii) the Series 2004-1 Transition Property will include (A) the right, title and interest of the Seller in, to and under the Financing Order and the Series 2004-1 Transition Charges and (B) the right to obtain periodic adjustments (with respect to adjustments, in the manner and with the effect provided in Section 4.01(b) of the Servicing Agreement) of the Series 2004-1 Transition Charges;

              (iv) the owner of the Series 2004-1 Transition Property will be legally entitled to bill Series 2004-1 Transition Charges and collect payments in respect of the Series 2004-1 Transition Charges in the aggregate sufficient to pay the interest on and principal of the Series 2004-1 Bonds in accordance with the Indenture, to pay the Indenture Trustee's and the Independent Managers' fees and other charges and the fees and expenses of servicing the Series 2004-1 Bonds, to replenish the Series 2004-1 Capital Subaccount to its Required Capital Level and to fund the Series 2004-1 Overcollateralization Subaccount to its Required Overcollateralization Level until the Series 2004-1 Bonds are paid in full or until the last date permitted for the collection of payments in respect of the Series 2004-1 Transition Charge under the Financing Order, whichever is earlier and the Customer class allocation percentages in the Financing Order do not prohibit the owner of the Series 2004-1 Transition Property from obtaining adjustments and effecting allocations to the Series 2004-1 Transition Charges in order to collect payments of such amounts; and

              (v) the Series 2004-1 Transition Property is not subject to any Lien other than the Lien created by the Indenture.

         (h) Nature of Representations and Warranties. The representations and warranties set forth in this Section 3.08, insofar as they involve conclusions of law, are made not on the basis that the Seller purports to be a legal expert or to be rendering legal advice, but rather to reflect the parties' good faith understanding of the legal basis on which the parties are entering into this Agreement and the other Basic Documents and the basis on which the Series 2004-1 Holders are purchasing the Series 2004-1 Bonds, and to reflect the parties' agreement that, if such understanding turns out to be incorrect or inaccurate, the Seller will be obligated to indemnify the Issuer and its permitted assigns (to the extent required by and in accordance with Section 5.01), and that the Issuer and its permitted assigns and the Indenture Trustee (for itself and for the benefit of the Series 2004-1 Holders) will be entitled to enforce any rights and remedies under the Basic Documents, on account of such inaccuracy to the same extent as if the Seller had breached any other representations or warranties hereunder.

         (i) Prospectus. As of the date hereof, the information describing the Seller under the caption "The Seller and Servicer" in the prospectus dated May 28, 2004 (the "Prospectus") relating to the Bonds is correct in all material respects.

         (j) Solvency. After giving effect to the sale of the Series 2004-1 Transition Property hereunder, the Seller:

              (i) is solvent and expects to remain solvent;

              (ii) is adequately capitalized to conduct its business and affairs considering its size and the nature of its business and intended purpose;

              (iii) is not engaged in nor does it expect to engage in a business for which its remaining property represents an unreasonably small portion of its capital;

              (iv) reasonably believes that it will be able to pay its debts as they come due; and

              (v) is able to pay its debts as they mature and does not intend to incur, or believes that it will not incur, indebtedness that it will not be able to repay at its maturity.

         (k) No Court Order. There is no order by any court providing for the revocation, alteration, limitation or other impairment of the Securitization Law, the Financing Order, the Series 2004-1 Issuance Advice Letter, the Series 2004-1 Transition Property or the Series 2004-1 Transition Charges or any rights arising under any of them or that seeks to enjoin the performance of any obligations under the Financing Order.

         (l) Conversion to a Limited Liability Company. In the event the Seller converts into a Texas limited liability company, such conversion will not:

         (i) interrupt the Seller's existence,

         (ii) affect the Seller's rights, title and interests in its real estate and other property or its power, authority or ability to perform its obligations under this Agreement, the Servicing Agreement or the other Basic Documents, or

              (iii) impair or diminish the liabilities and obligations of the Seller including, without limitation, its obligations under this Agreement or any other Basic Document.

         (m) Survival of Representations and Warranties. The representations and warranties set forth in this Section 3.08 shall survive the execution and delivery of this Agreement and may not be waived by any party hereto except pursuant to a written agreement executed in accordance with Article III and as to which the Rating Agency Condition has been satisfied.

         SECTION 3.09 Limitations on Representations and Warranties. Without prejudice to any of the other rights of the parties, the Seller will not be in breach of any representation or warranty, as a result of a change in law by means of any legislative enactment, constitutional amendment or voter initiative. THE SELLER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, THAT AMOUNTS ACTUALLY COLLECTED ARISING FROM THE Series 2004-1 TRANSITION CHARGES WILL IN FACT BE SUFFICIENT TO MEET PAYMENT OBLIGATIONS ON THE Series 2004-1 BONDS OR THAT THE ASSUMPTIONS MADE IN CALCULATING THE Series 2004-1 TRANSITION CHARGES WILL IN FACT BE REALIZED.

                                  ARTICLE IV.
                             COVENANTS OF THE SELLER

         SECTION 4.01 Existence. Subject to Section 5.02, so long as any of the Series 2004-1 Bonds are Outstanding, the Seller (a) will keep in full force and effect its existence and remain in good standing under the laws of the jurisdiction of its organization, (b) will obtain and preserve its qualification to do business, in each case to the extent that in each such jurisdiction such existence or qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Basic Documents to which the Seller is a party and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby or to the extent necessary for the Seller to perform its obligations hereunder or thereunder and (c) or another entity will provide electric transmission or distribution service to retail customers located within TXU Electric Company's certificated service area as it existed on May 1, 1999.

         SECTION 4.02 No Liens. Except for the conveyances hereunder or any Lien under Section 39.309 of the Securitization Law for the benefit of the Issuer, the Indenture Trustee or the Series 2004-1 Holders, the Seller will not sell, pledge, assign or transfer, or grant, create, incur, assume or suffer to exist any Lien on, any of the Series 2004-1 Transition Property, or any interest therein, and the Seller shall defend the right, title and interest of the Issuer and the Indenture Trustee, on behalf of the Series 2004-1 Holders, in, to and under the Series 2004-1 Transition Property against all claims of third parties claiming through or under the Seller. The Seller will not at any time assert any Lien against, or with respect to, any of the Series 2004-1 Transition Property.

         SECTION 4.03 Delivery of Collections. In the event that the Seller receives collections in respect of the Series 2004-1 Transition Charges or the proceeds thereof other than in its capacity as Servicer, the Seller shall pay to the Servicer all payments received by it in respect thereof as soon as practicable after receipt thereof and for so long as any Intercreditor Agreement is in effect, it shall do so in accordance with such Intercreditor Agreement. Prior to such remittance to the Servicer by the Seller, the Seller agrees that such amounts are held by it in trust for the Issuer. If the Seller becomes a party to any future trade receivables purchase and sale arrangement or similar arrangement under which it sells all or any portion of its accounts receivable, the Seller and the other parties to such arrangement shall enter into an agreement substantially similar to the Intercreditor Agreement in connection therewith and the terms of the documentation evidencing such trade receivables purchase and sale arrangement or similar arrangement shall expressly exclude the Series 2004-1 Transition Charges from any receivables or other assets pledged or sold under such arrangement.

         SECTION 4.04 Notice of Liens. The Seller shall notify the Issuer and the Indenture Trustee promptly after becoming aware of any Lien on any of the Series 2004-1 Transition Property, other than the conveyances hereunder, any Lien under the Basic Documents or any Lien under Section 39.309 of the Securitization Law for the benefit of the Issuer or the Series 2004-1 Holders.

         SECTION 4.05 Compliance with Law. The Seller shall comply with its organizational or governing documents and all laws, treaties, rules, regulations and determinations of any Governmental Authority applicable to it, except to the extent that failure to so comply would not materially adversely affect the Issuer's or the Indenture Trustee's interests in the Series 2004-1 Transition Property or under any of the other Basic Documents to which the Seller is party or the Seller's performance of its obligations hereunder or under any of the other Basic Documents to which it is party.

         SECTION 4.06 Covenants Related to Bonds and the Series 2004-1 Transition Property.

         (a) So long as any of the Series 2004-1 Bonds are outstanding, the Seller shall treat the Series 2004-1 Bonds as debt for all purposes and specifically as debt of the Issuer, except for financial reporting or tax purposes or as required under the Public Utility Holding Company Act of 1935, as amended.

         (b) Solely for the purposes of federal tax law and, to the extent consistent with applicable state, local and other tax law, for purposes of state, local and other tax law, so long as any of the Series 2004-1 Bonds are outstanding, the Seller agrees to treat the Series 2004-1 Bonds as indebtedness of the Seller (as the sole owner of the Issuer) secured by the Series 2004-1 Collateral unless otherwise required by appropriate taxing authorities.

         (c) So long as any of the Series 2004-1 Bonds are outstanding, the Seller shall disclose in its financial statements that the Issuer, and not the Seller, is the owner of the Series 2004-1 Transition Property and that the assets of the Issuer are not available to pay creditors of the Seller or its Affiliates (other than the Issuer).

         (d) So long as any of the Series 2004-1 Bonds are outstanding, the Seller shall not own or purchase any Bonds.

         (e) So long as the Series 2004-1 Bonds are outstanding, the Seller shall disclose the effects of all transactions between the Seller and the Issuer in accordance with generally accepted accounting principles.

         (f) The Seller agrees that, upon the sale by the Seller of the Series 2004-1 Transition Property to the Issuer pursuant to this Agreement, (i) to the fullest extent permitted by law, including applicable PUCT Regulations and the Securitization Law, the Issuer shall have all of the rights originally held by the Seller with respect to the Series 2004-1 Transition Property, including the right (subject to the terms of the Servicing Agreement) to exercise any and all rights and remedies to collect any amounts payable by any Customer or REP in respect of the Series 2004-1 Transition Property, notwithstanding any objection or direction to the contrary by the Seller (and the Seller agrees not to make any such objection or to take any such contrary action) and (ii) any payment by any Customer or REP to the Servicer shall discharge such Customer's or REP's obligations, if any, to the Seller in respect of the Series 2004-1 Transition Property to the extent of such payment, notwithstanding any objection or direction to the contrary by the Seller.

         (g) So long as any of the Series 2004-1 Bonds are Outstanding, (i) in all proceedings relating directly or indirectly to the Series 2004-1 Transition Property, the Seller shall affirmatively certify and confirm that it has sold all of its rights and interests in, to and under such property (other than for financial reporting or tax purposes), (ii) the Seller shall not make any statement or reference in respect of the Series 2004-1 Transition Property that is inconsistent with the ownership interest of the Issuer (other than for financial reporting or tax purposes or as required under the Public Utility Holding Company Act of 1935, as amended), (iii) the Seller shall not take any action in respect of the Series 2004-1 Transition Property except solely in its capacity as the Servicer thereof pursuant to the Servicing Agreement or as otherwise contemplated by the Basic Documents including any Intercreditor Agreement, (iv) the Seller shall not sell Transition Property under any financing order in connection with the issuance of additional transition bonds unless the Rating Agency Condition shall have been satisfied with respect to the Series 2004-1 Bonds, and (v) neither the Seller nor the Issuer shall take any action, file any tax return, or make any election inconsistent with the treatment of the Issuer, for purposes of federal income taxes and, to the extent consistent with applicable state, local and other tax law, for purposes of state, local and other taxes, as a disregarded entity that is not separate from the Seller (or, if relevant, from another sole owner of the Issuer).

         SECTION 4.07 Protection of Title. The Seller shall execute and file such filings, including filings with the Secretary of State of the State of Texas pursuant to the Securitization Law, and cause to be executed and filed such filings, all in such manner and in such places as may be required by law to fully preserve, maintain and protect the ownership interest of the Issuer in the Series 2004-1 Transition Property, including all filings required under the Securitization Law relating to the transfer of the ownership interest in the Series 2004-1 Transition Property by the Seller to the Issuer or the pledge of the Issuer's interest in such Series 2004-1 Transition Property to the Indenture Trustee. The Seller shall deliver or cause to be delivered to the Issuer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Seller shall institute any action or proceeding reasonably necessary to compel performance by the PUCT, the State of Texas or any of their respective agents, of any of their obligations or duties under the Securitization Law as it pertains to the Series

2004-1 Bonds, the Financing Order or the Series 2004-1 Issuance Advice Letter, and the Seller agrees to take such legal or administrative actions, including defending against or instituting and pursuing legal actions and appearing or testifying at hearings or similar proceedings, as may be reasonably necessary
(i) to protect the Issuer and the Series 2004-1 Holders from claims, state actions or other actions or proceedings of third parties which, if successfully pursued, would result in a breach of any representation set forth in Article III and (ii) to block or overturn any attempts to cause a repeal of, modification of or supplement to the Securitization Law as it pertains to the Series 2004-1 Bonds, the Financing Order, the Series 2004-1 Issuance Advice Letter or the rights of Series 2004-1 Bondholders by legislative enactment or constitutional amendment that would be materially adverse to the Issuer, the Indenture Trustee or the Series 2004-1 Bondholders or which would otherwise cause a material impairment of the rights of the Issuer or the Series 2004-1 Holders. The costs of any such actions or proceedings will be payable by the Seller.

         SECTION 4.08 Nonpetition Covenants. Notwithstanding any prior termination of this Agreement or the Indenture, the Seller shall not, prior to the date which is one year and one day after the termination of the Indenture, petition or otherwise invoke or cause the Issuer to invoke the process of any court or Government Authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of the property of the Issuer, or ordering the winding up or liquidation of the affairs of the Issuer.

         SECTION 4.09 Taxes. So long as any of the Bonds are outstanding, the Seller shall, and shall cause each of its subsidiaries to, pay all material taxes, assessments and governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, business, income or property before any penalty accrues thereon if the failure to pay any such taxes, assessments and governmental charges would, after any applicable grace periods, notices or other similar requirements, result in a Lien on the Series 2004-1 Transition Property; provided that no such tax need be paid if the Seller or one of its subsidiaries is contesting the same in good faith by appropriate proceedings promptly instituted and diligently conducted and if the Seller or such subsidiary has established appropriate reserves as shall be required in conformity with generally accepted accounting principles.

         SECTION 4.10 The Series 2004-1 Issuance Advice Letter. The Seller shall not withdraw the filing of the Series 2004-1 Issuance Advice Letter with the PUCT.

         SECTION 4.11 Tariff. The Seller shall make all reasonable efforts to keep each Tariff in full force and effect at all times.

         SECTION 4.12 Maintenance of Operations. Subject to Section 5.02, so long as any of the Series 2004-1 Bonds are outstanding, the Seller shall continue to operate its electric transmission and distribution system to have it or another entity provide or cause another entity to provide electric transmission or distribution service to retail customers (or, if transmission and distribution are split, to provide electric transmission or distribution service directly to retail customers) located within TXU Electric Company's certificated service area as it existed as of May 1, 1999, except as provided under PURA Sections 39.252(b) and 39.262(k), as implemented by P.U.C. SUBST. R. 25.345.

         SECTION 4.13 Notice of Breach to Rating Agencies, Etc. Promptly after obtaining knowledge thereof, in the event of a breach in any material respect (without regard to any materiality qualifier contained in such representation, warranty or covenant) of any of the Seller's representations, warranties or covenants contained herein, the Seller shall promptly notify the Issuer, the Indenture Trustee, the PUCT and the Rating Agencies of such breach. For the avoidance of doubt, any breach which would adversely affect scheduled payments on the Bonds will be deemed to be a material breach for purposes of this Section 4.13.

         SECTION 4.14 Use of Proceeds. The Seller shall use the proceeds of the sale of the Series 2004-1 Transition Property in accordance with the Financing Order and the Securitization Law.

         SECTION 4.15 Further Assurances. Upon the request of the Issuer, the Seller shall execute and deliver such further instruments and do such further acts as may be reasonably necessary to carry out more effectively the provisions and purposes of this Agreement.

                                   ARTICLE V.
                                   THE SELLER

         SECTION 5.01  Liability of Seller; Indemnities.

         (a) The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

         (b) The Seller shall indemnify the Issuer, the Indenture Trustee (for itself and for the benefit of the Series 2004-1 Bondholders) and each of their respective officers, trustees, managers and agents for, and defend and hold harmless each such Person from and against, any and all taxes (other than taxes imposed on the Series 2004-1 Bondholders as a result of their ownership of a Series 2004-1 Bond) that may at any time be imposed on or asserted against any such Person as a result of and incidental to the sale of the Series 2004-1 Transition Property to the Issuer, including any franchise, sales, gross receipts, general corporation, tangible personal property, privilege or license taxes but excluding any taxes imposed as a result of a failure of such Person to withhold or remit taxes with respect to payments on any Series 2004-1 Bond, it being understood that the Series 2004-1 Bondholders shall be entitled to enforce their rights against the Seller under this Section 5.01(b) solely through a cause of action brought for their benefit by the Indenture Trustee in accordance with the terms of the Indenture.

         (c) The Seller shall indemnify the Issuer, the Indenture Trustee (for itself and for the benefit of the Series 2004-1 Bondholders) and each of their respective officers, directors, employees, trustees, managers, and agents for, and defend and hold harmless each such Person from and against, any and all taxes (other than taxes imposed on Series 2004-1 Bondholders as a result of their ownership of a Series 2004-1 Bond) that may at any time be imposed on or asserted against any such Person as a result of and incidental to the Issuer's acquisition or holding of the Series 2004-1 Transition Property, the issuance and sale by the Issuer of the Series 2004-1 Bonds or the other transactions contemplated in the Basic Documents, including any franchise, sales, gross receipts, general corporation, tangible personal property, privilege or license taxes but excluding any taxes imposed as a result of a failure of such Person to withhold or remit taxes with respect to payments on any Series 2004-1 Bond.

         (d) The Seller shall indemnify the Issuer, the Indenture Trustee (for the benefit of the Series 2004-1 Bondholders) and each of their respective officers, directors, employees and agents and any Swap Counterparty for, and defend and hold harmless each such Person from and against, any and all liabilities, obligations, losses, claims, damages, payments, costs or expenses of any kind whatsoever (collectively, "Losses") that may be imposed on, incurred by or asserted against each such Person, in each such case, as a result of the Seller's breach of any of its representations, warranties or covenants contained in this Agreement.

         (e) Indemnification under Sections 5.01(b), 5.01(c), 5.01(d) and 5.01(g) shall include reasonable out-of-pocket fees and expenses of investigation and litigation (including reasonable attorney's fees and expenses), except as otherwise expressly provided in this Agreement.

         (f) Without prejudice to any of the other rights of the parties, the Seller will not be in breach of any representation or warranty as a result of a change in law by means of any legislative enactment, constitutional amendment or voter initiative.

         (g) The Seller shall indemnify the Indenture Trustee (for itself) and any of its respective affiliates, officers, directors and agents (each an "Indemnified Person") for, and defend and hold harmless each such Person from and against, any and all Losses incurred by any of such Indemnified Persons as a result of the Seller's breach of any of its representations and warranties or covenants contained in this Agreement, except to the extent of Losses either resulting from the willful misconduct, bad faith or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Seller's breach. The Seller shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person in the settlement of any action, proceeding or investigation without the prior written consent of the Seller which consent shall not be unreasonably withheld or delayed. Promptly after receipt by an Indemnified Person of notice of the commencement of any action, proceeding or investigation, such Indemnified Person shall, if a claim in respect thereof is to be made against the Seller under this
Section 5.01(g), notify the Seller in writing of the commencement thereof. Failure by an Indemnified Person to so notify the Seller shall relieve the Seller from the obligation to indemnify and hold harmless such Indemnified Person under this Section 5.01(g) only to the extent that the Seller suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under this Section 5.01(g), the Seller shall be entitled to conduct and control, at its expense and with counsel of its choosing that is reasonably satisfactory to such Indemnified Person, the defense of any such action, proceeding or investigation (in which case the Seller shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided that the Indemnified Person shall have the right to participate in such action, proceeding or investigation through counsel chosen by it and at its own expense. Notwithstanding the Seller's election to assume the defense of any action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Seller shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the defendants in any such action include both the Indemnified Person and the Seller and the Indemnified Person shall have reasonably concluded that there may be a conflict of interest between such Indemnified Person and the Seller making it undesirable for the same counsel to represent both parties, (ii) the Seller shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iii) the Seller shall authorize the Indemnified Person to employ separate counsel at the expense of the Seller. Notwithstanding the foregoing, the Seller shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons other than one local counsel, if appropriate.

         (h) The Seller shall indemnify the Servicer (if the Servicer is not the Seller) for the costs of any action instituted by the Servicer in connection with the Series 2004-1 Transition Property pursuant to Section 5.02(d) of the Servicing Agreement which are not paid as Operating Expenses in accordance with the priorities set forth in Section 8.02(e) of the Indenture.

         (i) The remedies provided in this Agreement are the sole and exclusive remedies against the Seller for breach of its representations and warranties in this Agreement.

         (j) Indemnification under this Section 5.01 shall survive any repeal of, modification of, or supplement to, or judicial invalidation of, the Securitization Law or any Financing Order and shall survive the resignation or removal of the Indenture Trustee or the termination of this Agreement.

         SECTION 5.02 Merger, Conversion or Consolidation of, or Assumption of the Obligations of, Seller. Any Person

         (a) into which the Seller may be merged, converted or consolidated and which is a Permitted Successor,

         (b) that may result from any merger, conversion or consolidation to which the Seller shall be a party and which is a Permitted Successor,

         (c) that may succeed to the properties and assets of the Seller substantially as a whole and which is a Permitted Successor,

         (d) which is a successor entity resulting from the division of the Seller into two or more Persons and which is a Permitted Successor, or

         (e) which otherwise succeeds to all or substantially all of the electric transmission and distribution business of the Seller (or, if transmission and distribution are not provided by a single entity, which provides electric transmission or distribution service to retail customers located within TXU Electric Company's certificated service area as it existed on May 1, 1999) (a "Permitted Successor"), and which Person in any of the foregoing cases executes an agreement of assumption to perform all of the obligations of the Seller hereunder (including the Seller's obligations under Section 5.01 incurred at any time prior to or after the date of such assumption), shall be the successor to the Seller under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Article III (if made as of such date) shall be breached and no Servicer Default, and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Seller shall have delivered to the Issuer, the Indenture Trustee and each Rating Agency an Officer's Certificate and an opinion of counsel from external counsel stating that such consolidation, merger, division or succession and such agreement of assumption comply with this
Section 5.02 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Seller shall have delivered to the Issuer, the Indenture Trustee and each Rating Agency an opinion of counsel from external counsel either (A) stating that, in the opinion of such counsel, all filings to be made by the Seller, including filings with the PUCT pursuant to the Securitization Law, have been executed and filed that are necessary to fully preserve and protect the interest of the Issuer in all of the Series 2004-1 Transition Property and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests and (iv) the Seller shall have given the Rating Agencies prior written notice of such transaction. When any Person (or more than one Person) acquires the properties and assets of the Seller substantially as a whole or otherwise becomes the successor, whether by merger, conversion, consolidation, sale, transfer, lease, management contract or otherwise, to all or substantially all of the electric transmission and distribution business of the Seller (or, if transmission and distribution are not provided by a single entity, provides electric transmission or distribution service to customers located in TXU Electric Company's certificated service area as it existed on May 1, 1999) in accordance with the terms of this Section 5.02, then upon satisfaction of all of the other conditions of this Section 5.02, the preceding Seller shall automatically and without further notice be released from all of its obligations hereunder.

         SECTION 5.03  Conversion of the Seller to a Limited Liability
Company. Notwithstanding anything in this Agreement to the contrary, the Seller shall be able to convert to a limited liability company without the execution of an agreement of assumption and without compliance with clauses (i), (ii), (iii) and (iv) of Section 5.02, provided that such conversion does not result in a breach of the Seller's representation and warranty in Section 3.08(m) hereof.

         SECTION 5.04  Limitation on Liability of Seller and Others. The
Seller and any director, officer, employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person, respecting any matters arising hereunder. Subject to Section 4.07, the Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

                                  ARTICLE VI.
                            MISCELLANEOUS PROVISIONS

         SECTION 6.01 Amendment. This Agreement may be amended in writing by the Seller and the Issuer, with the prior written consent of the Indenture

Trustee, the satisfaction of the Rating Agency Condition and the satisfaction of the condition set forth below in Section 6.02. Promptly after the execution of any such amendment or consent, the Issuer shall furnish written notification of the substance of such amendment or consent to each of the Rating Agencies.

         Prior to the execution of any amendment to this Agreement, the Issuer and the Indenture Trustee shall be entitled to receive and conclusively rely upon an opinion of counsel from external counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 3.01(c)(i) of the Servicing Agreement. The Issuer and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise.

         SECTION 6.02 PUCT Condition. Notwithstanding anything to the contrary in Section 6.01, no amendment or modification of this Agreement shall be effective except upon satisfaction of the conditions precedent in this
Section 6.02.

         (a) At least fifteen days prior to the effectiveness of any such amendment or modification and after obtaining the other necessary approvals set forth in Section 6.01 above (except that the consent of the Indenture Trustee may be subject to the consent of the Holders if such consent is required or sought by the Indenture Trustee in connection with such amendment or modification pursuant to the terms of the Indenture), the Seller shall have delivered to the PUCT's executive director and general counsel written notification of any proposed amendment, which notification shall contain:

              (i) a reference to Docket No. 25230;

              (ii) an Officer's Certificate stating that the proposed amendment or modification has been approved by all parties to this Agreement; and

              (iii) a statement identifying the person to whom the PUCT or its staff is to address any response to the proposed amendment or to request additional time.

         (b) If the PUCT or its staff shall have, within fifteen days (subject to extension as provided in Section 6.02(c) below) of receiving a notification complying with Section 6.02(a) above, delivered to the office of the person specified in Section 6.02(a)(iii) above a written statement that the PUCT might object to the proposed amendment or modification, then such proposed amendment or modification shall not be effective unless and until the PUCT subsequently delivers a written statement in writing that it does not object to such proposed amendment or modification.

         (c) If the PUCT or its staff shall have, within fifteen days of receiving a notification complying with Section 6.02(a) above, delivered to the office of the person specified in Section 6.02(a)(iii) above a written statement requesting an additional amount of time not to exceed thirty days in which to consider such proposed amendment or modification, then such proposed amendment or modification shall not be effective if, within such extended period, the PUCT shall have delivered to the office of the person specified in Section 6.02(a)(iii) above a written statement as described in Section 6.02(b) above, unless and until the PUCT subsequently delivers a written statement in writing that it does not object to such proposed amendment or modification.

         (d) If the PUCT or its staff shall have not delivered written notice that the PUCT might object to such proposed amendment or modification within the time periods described in Section 6.02(b) or Section 6.02(c) above, whichever is applicable, then the PUCT shall be conclusively deemed not to have any objection to the proposed amendment or modification and such amendment or modification may subsequently become effective upon satisfaction of the other conditions specified in Section 6.01.

         (e) Following the delivery of a notice to the PUCT by the Seller under
Section 6.02(a) above, the Seller and the Issuer shall have the right at any time to withdraw from the PUCT further consideration of any notification of a proposed amendment.

         SECTION 6.03 Notices. All demands, notices and communications upon or to the Seller, the Issuer, the Indenture Trustee, or the Rating Agencies under this Agreement shall be sufficiently given for all purposes hereunder if in writing, and delivered personally, sent by documented delivery service or, to the extent receipt is confirmed telephonically, sent by telecopy or other form of electronic transmission,

         (a) in the case of the Servicer, to

                  TXU Electric Delivery Company
                  Energy Plaza
                  1601 Bryan Street, Suite 33-008
                  Dallas, Texas  75201
                  Attention:  John M. Casey, Assistant Treasurer
                  Phone:  214-812-4776
                  Fax:  214-812-2488

         (b) in the case of the Issuer to

                  TXU Electric Delivery Transition Bond Company LLC
                  Energy Plaza
                  1601 Bryan Street, Suite 2-023
                  Dallas, Texas  75201
                  Attention:  Kirk R. Oliver, Manager
                  Phone:  214-812-5565
                  Fax:  214-812-2488

         (c) in the case of the Indenture Trustee, to it at the

                  The Bank of New York
                  Corporate Trust Office
                  101 Barclay Street
                  Floor 8 West
                  New York, New York  10286
                  Attn:  Asset Backed Securities
                  telephone: (212) 815-6165
                  facsimile: (212) 815-2493,

         (d) in the case of the PUCT, to

                  Public Utility Commission of Texas
                  1701 N. Congress Avenue
                  Austin, Texas 78711-3326
                  Attention of Executive Director, Director of Financial
                    Review Division and General Counsel
                  telephone:  (512) 936-7040
                  facsimile: (512) 936-7036,

         (e) in the case of Moody's, to

                  Moody's Investors Service, Inc.
                  ABS Monitoring Department
                  99 Church Street, New York, New York 10007
                  telephone: (212) 553-3686
                  facsimile: (212) 553-0573,

         (f) in the case of S&P, to

                  Standard & Poor's
                  55 Water Street, 41st Floor
                  New York, New York 10041
                  Attention of Asset Backed Surveillance Department telephone: (212) 438-2000 facsimile: (212) 438-2665

         (g) in the case of Fitch, to

                  Fitch Ratings
                  One State Street Plaza
                  New York, NY 10004
                  Attention of ABS Surveillance
                  telephone: (212) 908-0500
                  facsimile: (212) 514-9879

 or

         (h) as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         SECTION 6.04 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 5.02, this Agreement may not be assigned by the Seller.

         SECTION 6.05 Limitations on Rights of Third Parties. The provisions of this Agreement are solely for the benefit of the Seller, the Issuer, the Indenture Trustee, (for itself and the Holders) and the other Persons expressly referred to herein, and such Persons shall have the right to enforce the relevant provisions of this Agreement. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Series 2004-1 Transition Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 6.06 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remainder of such provision (if any) or the remaining provisions hereof (unless such construction shall be unreasonable), and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 6.07 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 6.08 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 6.09 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 6.10 Assignment to Indenture Trustee. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Series 2004-1 Holders of all right, title and interest of the Issuer in, to and under this Agreement and the proceeds thereof and the assignment of any or all of the Issuer's rights hereunder to the Indenture Trustee for the benefit of the Series 2004-1 Holders.

         SECTION 6.11 Limitation of Liability. It is expressly understood and agreed by the parties hereto that this Agreement is executed and delivered by the Indenture Trustee, not individually or personally but solely as Indenture Trustee on behalf of the Series 2004-1 Holders, in the exercise of the powers and authority conferred and vested in it.

         SECTION 6.12 Waivers. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof; provided, however, that no such waiver delivered by the Issuer shall be effective unless the Indenture Trustee has given its prior written consent thereto. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                         TXU ELECTRIC DELIVERY TRANSITION BOND
                                         COMPANY LLC,
                                         Issuer


                                         By: /s/ H. Dan Farell
                                            ------------------------------------
                                            Name:  H. Dan Farell
                                            Title: Manager


                                         TXU ELECTRIC DELIVERY COMPANY,
                                         Seller


                                         By: /s/ Kirk R. Oliver
                                            ------------------------------------
                                            Name:  Kirk R. Oliver
                                            Title: Treasurer and Assistant
                                                     Secretary


Acknowledged and Accepted:
                                         THE BANK OF NEW YORK,
                                         as Indenture Trustee


                                         By: /s/ Daniel Rothman
                                            ------------------------------------
                                            Name:  Daniel Rothman
                                            Title: Vice President


Signature Page to Series 2004-1 Transition Property Purchase and Sale Agreement

                                    EXHIBIT A

                              FORM OF BILL OF SALE


         1. This Bill of Sale is being delivered pursuant to the Series 2004-1 Transition Property Purchase and Sale Agreement, dated as of June 7, 2004 (the "Sale Agreement"), between TXU Electric Delivery Company (formerly known as Oncor Electric Delivery Company) (the "Seller") and TXU Electric Delivery Transition Bond Company LLC (formerly known as Oncor Electric Delivery Transition Bond Company LLC) (the "Issuer") and is subject to all of the terms, conditions and limitations contained in the Sale Agreement. All capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Sale Agreement.

         2. In consideration of the Issuer's delivery to or upon the order of the Seller of $___________, subject to the satisfaction of the conditions specified in Section 2.03 of the Sale Agreement, the Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse or warranty, except as set forth in the Sale Agreement, all right, title and interest of the Seller in and to the Series 2004-1 Transition Property identified on Schedule 1 hereto (such sale, transfer, assignment, setting over and conveyance of the Series 2004-1 Transition Property includes, to the fullest extent permitted by the Securitization Law, the right to impose, collect and receive Series 2004-1 Transition Charges and the assignment of all revenues, collections, claims, rights, payments, money or proceeds of or arising from the Series 2004-1 Transition Charges related to the Series 2004-1 Transition Property, as the same may be adjusted from time to time). Such sale, transfer, assignment, setting over and conveyance is hereby expressly stated to be a sale and, pursuant to Section 39.308 of the Securitization Law, shall be treated as an absolute transfer of all of the Seller's right, title and interest in and to (as in a true sale), and not as a pledge or other financing of, the Series 2004-1 Transition Property. The Seller and the Issuer agree that after giving effect to the sale, transfer, assignment, setting over and conveyance contemplated hereby the Seller has no right, title or interest in or to the Series 2004-1 Transition Property to which a security interest could attach because (i) it has sold, transferred, assigned, set over and conveyed all right in and to the Series 2004-1 Transition Property to the Issuer, (ii) as provided in Section 39.304 of the Securitization Law, such rights are only contract rights until the time of such sale, transfer, assignment, setting over and conveyance and (iii) as provided in Section 39.309(c) of the Securitization Law, appropriate notice has been filed and such transfer is perfected against all third parties, including subsequent judicial or other lien creditors. If such sale, transfer, assignment, setting over and conveyance is held by any court of competent jurisdiction not to be a true sale as provided in Section 39.308 of the Securitization Law, then such sale, transfer, assignment, setting over and conveyance shall be treated as the creation of a security interest (within the meaning of the Securitization Law and the UCC) in the Series 2004-1 Transition Property and, without prejudice to its position that it has absolutely transferred all of its rights in the Series 2004-1 Transition Property to the Issuer, the Seller hereby grants a security interest in the Series 2004-1 Transition Property to the Issuer (and, to the extent necessary to qualify the grant as a security interest under the Securitization Law, to the Indenture Trustee for the benefit of the Series 2004-1 Bondholders issued by the Issuer and secured by the Series 2004-1 Transition Property).

         3. Subject to the satisfaction of the conditions specified in Section
2.03 of the Sale Agreement, the Issuer does hereby purchase the Series 2004-1 Transition Property from the Seller for the consideration set forth in paragraph 2 above.

         4. The Seller and the Issuer each acknowledge and agree that the purchase price for the Series 2004-1 Transition Property sold pursuant to this Bill of Sale and the Sale Agreement is equal to its fair market value at the time of sale.

         5. The Seller confirms that each of the representations and warranties on the part of the Seller contained in the Sale Agreement are true is correct in all respects on the date here.

         6. This Bill of Sale may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         7. THIS BILL OF SALE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

         IN WITNESS WHEREOF, the Seller and the Issuer have duly executed this Bill of Sale as of the __ day of June, 2004.

                                         TXU ELECTRIC DELIVERY COMPANY


                                         By: ___________________________________
                                             Name:
                                             Title:



                                         TXU Electric Delivery Transition BOND
                                         COMPANY LLC


                                         By:____________________________________
                                            as Manager
                                            Name:

                                   SCHEDULE 1
                                       TO
                                  BILL OF SALE


Series 2004-1 Transition Property